UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Cloud Peak Energy Inc.
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Cloud Peak Energy Inc. 505 South Gillette Avenue Gillette, Wyoming 82716

Cloud Peak Energy Board of Directors Amends Bylaws to Further Enhance
Stockholders’ Proxy Access Rights

This proxy statement supplement (this “Proxy Supplement”) supplements the definitive proxy statement of Cloud Peak Energy Inc. (“we,” “our,” “Company” or “Cloud Peak Energy”), filed with the Securities and Exchange Commission (the “Commission”) on March 28, 2016 (the “Proxy Statement”) regarding the 2016 annual meeting of stockholders to be held on May 11, 2016 at 9:00 a.m., Mountain Time, at the Gillette College Technical Center located at 3251 South 4-J Road, Gillette, Wyoming 82718, or any adjournment or postponement thereof (the “Annual Meeting” or the “annual meeting”).

As disclosed in our Current Report on Form 8-K filed with the Commission on May 2, 2016, our board of directors (the “Board”) approved and adopted certain amendments to the proxy access provision of our Amended and Restated Bylaws (the “Bylaws”) on May 2, 2016, in order to further enhance the rights of our stockholders by eliminating certain restrictions and conditions on the use of the proxy access provision by eligible stockholders of the Company.  These Bylaw amendments were adopted as part of the Board’s ongoing commitment to maintaining strong corporate governance practices and its consideration of input from stakeholders.

We are issuing this Proxy Supplement to modify and/or supplement disclosures included in the Proxy Statement regarding the proxy access provision of our Bylaws to reflect the effect of these amendments.  The provisions of the Proxy Statement we are modifying solely relate to the changes made to the proxy access provision pursuant to these amendments.  The wording that is being changed or added appears on pages 18 and 80 of the Proxy Statement and the new wording and/or changes are set forth below (the changes and/or additions are both underlined and in bold).

On page 18, the following new paragraph is added immediately preceding the “Director Nomination Process” heading:

“In addition, the Board subsequently approved and adopted amendments to the adopted proxy access provision on May 2, 2016 (the “Proxy Access Amendments”), in order to further enhance the rights of our stockholders by eliminating certain restrictions and conditions on the use of the proxy access provision by eligible stockholders of the Company.  The Board adopted these amendments as part of the Board’s ongoing commitment to maintaining strong corporate governance practices and its consideration of input from stakeholders.  The Proxy Access Amendments include the following:

•                  Elimination of the cap on the number of stockholders that may aggregate their shares of the Company’s stock in order to meet the 3% ownership requirement;

•                  An increase in the maximum number of proxy access nominees that will be included in the Company’s proxy materials to 25% of the total number of directors in office;

•                  Removal of the requirement that the maximum number of proxy access nominees will be reduced by one for each nominee nominated pursuant to the Company’s advance notice provision;

•                  Removal of the requirement that the maximum number of proxy access nominees will be reduced by one for each proxy access nominee that the Board decides to nominate as a Board nominee;

•                  Removal of the requirement that a nominating stockholder agree not to engage in or be a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(1) under the Securities and Exchange Act of 1934, as amended, in support of the election of any individual as a director at the annual meeting other than its own proxy access stockholder nominees or a nominee of the Board;

•                  Removal of the ability of the Company to exclude all proxy access nominees from the Company’s proxy materials in the event of a proxy contest;

•                  Removal of the ability of the Company to exclude a proxy access nominee from the Company’s proxy materials if such nominee is or has been within the past three years an officer or a director of a competitor; and

•                  Removal of the provision relating to the Board’s power and authority to interpret the proxy access provisions and make all determinations related to proxy access and the advance notice.”

On page 80, the paragraph under the heading “Director Nominees for Inclusion in Next Year’s Proxy Statement (Proxy Access)” is deleted in its entirety and replaced with the following:

“Our Bylaws to permit a stockholder (or an unlimited group of stockholders) who has maintained continuous qualifying ownership of at least 3% of our outstanding common stock for at least three years and has complied with the other requirements set forth in our Bylaws, to submit director nominees (which shall not exceed 25% of the Board) for inclusion in our proxy statement along with the candidates nominated by the Board if the stockholder(s) and the nominee(s) satisfy the requirements set forth in our Bylaws.  Notice of director nominees submitted under these Bylaw provisions must be received at our principal executive offices, located at 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: Corporate Secretary, no earlier than the close of business 150 days, nor later than 120 days prior to the anniversary of the date our company issued our proxy statement for the previous year’s annual meeting.  Based upon the anniversary date of our company’s issuance of the Proxy Statement for the 2016 Annual Meeting, a stockholder or stockholders must send advance written notice of such nominations such that the notice is received by us not earlier than the close of business on October 29, 2016 and no later than the close of business on November 28, 2016.  Notice must include all information required by our Bylaws.”

Neither the Form 8-K nor the Proxy Supplement changes the proposals to be acted upon at the Annual Meeting.  The Proxy Supplement also does not provide all of the information that is important to your decisions in voting at the Annual Meeting.  Information regarding the proposals, among other things, is contained in the Proxy Statement that was previously made available to our stockholders.  You should read these documents carefully before voting.  These materials, including the Proxy Supplement, may be found at http://www.proxyvote.com. We will not mail the Proxy Supplement to you.

This Proxy Supplement is dated May 2, 2016 and is being made available to the stockholders of Cloud Peak Energy on May 2, 2016.  Except as described above, this Proxy Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.